                               EXHIBIT 10.36.1

              CROSS DEFAULT AND CROSS COLLATERALIZATION AGREEMENT

    THIS AGREEMENT dated this   22nd   day of August, 1997, is entered into
by GENERAL MOTORS ACCEPTANCE CORPORATION, A NEW YORK CORPORATION, (hereinafter referred to as "GMAC"), on the one hand, and MIDWAY CHEVROLET, INC., A TEXAS CORPORATION; PLAINS CHEVROLET, INC., A TEXAS CORPORATION; QUALITY NISSAN, INC., A TEXAS CORPORATION; WESTGATE CHEVROLET, INC., A TEXAS CORPORATION, SAHARA NISSAN, INC., D/B/A NISSAN WEST, a Nevada Corporation, and CROSS-CONTINENT AUTO RETAILERS, INC., on the other hand (collectively referred to herein as "BORROWERS").

                              W I T N E S S E T H

    WHEREAS, the BORROWERS are indebted to GMAC under various promissory notes, security agreements, mortgages, guaranties and other agreements (collectively referred to herein as "loan documents"), and

    WHEREAS, GMAC may hereafter make additional loans, advances, and other extensions of credit to BORROWERS; and

    WHEREAS, GMAC is willing to extend credit evidenced by the loan documents to BORROWERS if BORROWERS agree to provide additional security by cross default and cross collateralizing all of said existing, proposed, and future loans, advances, or extensions of credit to them individually and/or collectively; and

    WHEREAS, BORROWERS have requested that GMAC release certain parties from their guaranty agreements by which they had previously guaranteed all of certain BORROWERS' indebtedness to GMAC; and

    WHEREAS, it is the intention of BORROWERS and GMAC that all collateral in which GMAC now has or may hereafter obtain a lien on or security in from any and/or all of Borrowers shall secure payment and performance of all loans, advances, and other extensions of credit now or hereafter made by GMAC to any and/or all of BORROWERS.

    NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged, including the inducement of GMAC, in its sole discretion, to extend credit to BORROWERS, IT IS AGREED as follows:

    (1) DEFINITIONS: As used in this Agreement, the terms listed below shall have the following meaning:

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

    (a)  OBLIGATIONS shall mean any liability, indebtedness, or obligation   of
         BORROWERS,   either    individually    and/or collectively, to GMAC
         of every kind and nature, now existing or hereafter arising, whether created directly or acquired by assignment, whether matured or unmatured, and any costs or expense, including reasonable attorneys, fees incurred in the collection or enforcement of any such obligation;

    (b) SECURITY AGREEMENT shall mean any existing or future agreements between BORROWERS, individually and/or collectively, and GMAC which creates or provides for a security interest in or lien upon any of the assets or property (tangible or intangible, real or personal) of BORROWERS, including but not limited to security agreements, deeds of trust, mortgages, and wholesale floorplan agreements.

    (2) CROSS-COLLATERALIZATION: All collateral now or hereafter subject to a security interest or lien of GMAC pursuant to any or all of the Security Agreements between BORROWERS and GMAC shall secure any and all Obligations, and any proceeds of any collateral may he applied to any of the Obligations as GMAC may see fit, subject to applicable law.

    (3) CROSS DEFAULT: In addition to and not in substitution for any provisions in any of the Security Agreements evidencing obligations, it is agreed that any default or breach by BORROWERS, individually and/or collectively, in payment or default of a material nature under any agreement evidencing an Obligation shall, at the option of GMAC, constitute a default under each and all loan documents executed by any of the BORROWERS in favor of GMAC.

    (4) EFFECT ON OTHER AGREEMENTS: This Agreement shall constitute an amendment and supplement of each Security Agreement now or hereafter executed and shall augment and be in addition to and not in substitution for any provision of any Security Agreement or Obligation and shall not otherwise limit or affect the rights and remedies of GMAC under any such Security Agreement or Obligation.

    (5) FUTURE LOANS: GMAC may, in its sole and absolute discretion, make additional loans and other financing accommodations to BORROWERS, all of which will be subject to the terms of this Agreement. Notwithstanding anything to the contrary, any future change in the terms of any of BORROWERS' Obligations shall require the written consent of GMAC.

    (6) NOTICES: Any notices or other communications required or permitted to be given by this document or by any of the loan documents must be given in writing and must be personally delivered or mailed by prepaid certified, registered, or first class mail or delivered by a nationally recognized overnight courier to the party to whom such notice

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

or communication is directed at the address set forth in this document. Any notice or other communication shall be deemed to have been given (whether actually received or not) on the day it is personally delivered or, if mailed, on the third day after it is mailed as aforesaid. Either party may change its address for purposes of this document by giving ten (10) days prior written notice of such change to the other party pursuant to the terms of this clause.

    (7) NO OTHER UNDERSTANDINGS: Other than as recited herein, BORROWERS acknowledge that GMAC has made no promises to induce execution of this Agreement and that there are no other agreements or understandings, either oral or in writing, affecting this Agreement and nothing in this Agreement shall be considered a waiver by GMAC of any existing or future default(s) by any BORROWERS of any Security Agreement or Obligation. No further modification or amendment of this Agreement shall be made except in writing executed by all parties.

    (8) GOVERNING LAW: This Agreement shall he deemed to be a contract entered into and made pursuant to the laws of the State of Oklahoma and shall in all respects be governed, construed, and enforced in accordance with the laws of said State.

    (9) SUCCESSORS AND ASSIGNS: The provisions of this Agreement shall be binding upon and shall inure to the benefit of the successors and assigns of BORROWERS and GMAC.


                                         MIDWAY CHEVROLET, INC.,
                                         A TEXAS CORPORATION
WITNESS:
                                         By: /s/ Bill Gilliland
                                             -----------------------------------
                                             BILL GILLILAND
 /s/ Kathy Rieken
---------------------------              Title   PRESIDENT

 /s/ Diana Walling                       Address: Canyon Expressway & Rockwell
---------------------------                      -------------------------------
                                                  Amarillo, Texas 79106
                                                 -------------------------------


                                         PLAINS CHEVROLET, INC.,
                                         A TEXAS CORPORATION

WITNESS:
                                         By: /s/ Bill Gilliland
                                             -----------------------------------
                                             BILL GILLILAND
 /s/ Kathy Rieken
---------------------------              Title   PRESIDENT
                                               ---------------------------------

 /s/ Diana Walling                       Address: 2200 I-40 East
---------------------------                      -------------------------------
                                                  Amarillo, Texas 79103


                                         QUALITY NISSAN, INC.

                                         A TEXAS CORPORATION

WITNESS:
                                         By: /s/ Bill Gilliland
                                             -----------------------------------
                                             BILL GILLILAND
 /s/ Kathy Rieken
---------------------------              Title   PRESIDENT
                                               ---------------------------------

 /s/ Diana Walling                       Address: 4121 South Georgia
---------------------------                      -------------------------------
                                                  Amarillo, Texas 79110


                                         WESTGATE CHEVROLET, INC.,
                                         A TEXAS CORPORATION

WITNESS:
                                         By: /s/ Bill Gilliland
                                             -----------------------------------
                                             BILL GILLILAND
 /s/ Kathy Rieken
---------------------------              Title   PRESIDENT
                                               ---------------------------------

 /s/ Diana Walling                       Address: 7300 I-40 West
---------------------------                      -------------------------------
                                                  Amarillo, Texas 79016


                                         SAHARA NISSAN, INC., D/B/A
                                         NISSAN WEST, A NEVADA CORPORATION

WITNESS:
                                         By: /s/ Bill Gilliland
                                             -----------------------------------
                                             BILL GILLILAND
 /s/ Kathy Rieken
---------------------------              Title   PRESIDENT
                                               ---------------------------------

 /s/ Diana Walling                       Address: 5050 West Sahara Avenue
---------------------------                      -------------------------------
                                                  Las Vegas, Nevada 89102


                                         CROSS-CONTINENT AUTO RETAILERS, INC.
                                         A DELAWARE CORPORATION
WITNESS:
                                         By: /s/ Bill Gilliland
                                             -----------------------------------
                                             BILL GILLILAND
 /s/ Kathy Rieken
---------------------------              Title  CHAIRMAN OF THE BOARD
                                               ---------------------------------
                                                CHIEF EXECUTIVE OFFICER
                                               ---------------------------------

 /s/ Diana Walling                       Address: 1201 South Taylor Street
---------------------------                      -------------------------------
                                                  Amarillo, Texas 79105

                                  "BORROWERS"

                                         GENERAL MOTORS ACCEPTANCE CORPORATION
WITNESS:
                                         By:
                                            ----------------------------------
---------------------------
                                         Title  Area Manager
                                               -------------------------------

---------------------------              Address: 6303 Waterford Blvd.
                                                  ----------------------------
                                                  Suite 100
                                                  ----------------------------
                                                  Oklahoma City, OK 73118
                                                  ----------------------------






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